UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

Qualigen Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 1, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Qualigen Therapeutics, Inc. (“Qualigen” or the “Company”) on Thursday, July 15, 2021, at 10:00 a.m. Pacific Daylight Time at 2042 Corte Del Nogal, Carlsbad, California 92011.

The attached proxy statement describes the business to be conducted at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”).

We hope you can join us at the Annual Meeting. As a stockholder, your participation in the affairs of Qualigen is important, regardless of the number of shares you hold. Therefore, whether or not you are able to personally attend, please vote your shares as soon as possible by following the instructions provided in the Notice of Internet Availability, or if you hold your shares through a bank, broker or other financial intermediary, by following the instructions provided by the financial intermediary. If you decide to attend the Annual Meeting, you will be able to vote in person and thereby supersede any previous voting.

Our Notice of 2021 Annual Meeting of Stockholders, proxy statement for the Annual Meeting, and 2020 Transition Report on Form 10-K are available at www.proxyvote.com.

On behalf of the board of directors, we would like to express our appreciation for your continued interest in the affairs of Qualigen Therapeutics, Inc.

Sincerely yours,

/s/ Michael S. Poirier
Michael S. Poirier
Chairman, Chief Executive Officer and President

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QUALIGEN THERAPEUTICS, INC.

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS (THE “ANNUAL MEETING”)

Please take notice of the following information regarding the 2021 Annual Meeting of Stockholders of Qualigen Therapeutics, Inc.:

TIME	10:00 a.m., Pacific Daylight Time on Thursday, July 15, 2021

PLACE	2042 Corte Del Nogal, Carlsbad, California 92011.

ITEMS OF BUSINESS	1.	To elect as directors the seven nominees identified in the proxy statement.
	2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
	3.	To approve an amendment to our 2020 Stock Incentive Plan, to increase the number of shares of our common stock reserved under the 2020 Stock Incentive Plan by 3,500,000 shares, or from 4,057,157 shares to 7,557,157 shares.
	4.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers.
	5.	To approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.

RECORD DATE	You are entitled to vote at the Annual Meeting and any adjournment thereof if you were a stockholder at the close of business on May 20, 2021.

ANNUAL REPORT	Our 2020 Transition Report on Form 10-K is a part of our proxy materials being made available to you.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability.

Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice of Internet Availability) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable and voting your shares at the Annual Meeting will automatically revoke the proxy vote.

By Order of the Board of Directors

/s/ Michael S. Poirier
Michael S. Poirier
Chairman, Chief Executive Officer and President

June 1, 2021

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PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE 2021 ANNUAL MEETING OF STOCKHOLDERS

Q:	When and where is the 2021 Annual Meeting of Stockholders?

A:	The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on July 15, 2021 at 10:00 a.m. Pacific Daylight Time at 2042 Corte Del Nogal, Carlsbad, California 92011.

Q:	How did Ritter Pharmaceuticals, Inc. come to be Qualigen Therapeutics, Inc.?

A:	On May 22, 2020, a merger subsidiary of Ritter Pharmaceuticals, Inc. merged with and into Qualigen, Inc. (the “Reverse Capitalization Transaction”). The Company’s name was changed from Ritter Pharmaceuticals, Inc. to Qualigen Therapeutics, Inc. in connection with the Reverse Capitalization Transaction, and on the first business day after the Reverse Capitalization Transaction, the Company’s stock trading symbol changed from “RTTR” to “QLGN.”

Q:	Does the pre-May 22, 2020 historical information provided in this proxy statement pertain to Ritter Pharmaceuticals, Inc. or to Qualigen, Inc.?

A:	Generally it pertains to Qualigen, Inc. (which is now a subsidiary of the Company) rather than to Ritter Pharmaceuticals, Inc. (which as a matter of technical corporation law is actually the same entity as the Company). This is because in the Reverse Capitalization Transaction, Qualigen, Inc. was deemed to be the “accounting acquirer” of Ritter Pharmaceuticals, Inc.. Immediately after the consummation of the Reverse Capitalization Transaction, the former stockholders and warrantholders of Qualigen, Inc. owned, or held rights to acquire, approximately 91.2% of the fully-diluted common stock of the Company, with Ritter Pharmaceuticals, Inc.’s stockholders, warrantholders and optionholders as of immediately before the Reverse Capitalization Transaction owning approximately 8.8% of the fully-diluted common stock of the Company immediately after the Reverse Capitalization Transaction. (This computation excludes all available stock incentive plan pool shares that had not yet been subjected to stock options or other awards.)

Q:	Why is the Company providing these proxy materials?

A:	The board of directors of Qualigen Therapeutics, Inc. (“Qualigen,” the “Company,” “we,” “our,” or “us,” as the context requires) is soliciting proxies to be voted at the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement and other proxy materials that contain certain information specified by law.

Q:	What proxy materials are being made available to stockholders?

A:	The proxy materials consist of: (1) the Notice of 2021 Annual Meeting of Stockholders; (2) this proxy statement; and (3) Qualigen’s Transition Report on Form 10-K for the for the nine-months period ended December 31, 2020 (the “2020 Annual Report”).

If you request printed versions of the proxy materials by mail, these proxy materials will also include the proxy card or voting instruction form for the Annual Meeting.

Q:	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

A:	We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

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The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all stockholders. We may choose to send certain stockholders the Notice, while sending other stockholders a full set paper copy of our proxy materials.

Q:	When were the proxy materials first sent or made available to stockholders?

A:	The Notice was first mailed to stockholders on or about June 1, 2021. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote, online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

Q:	How can I access the proxy materials over the Internet?

A:	The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of the proxy materials is available at www.proxyvote.com.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are five matters on which a vote is scheduled at the Annual Meeting:

●	The election of candidates for the seven seats on the board of directors (Proposal 1);
●	The ratification of the appointment of Baker Tilly US, LLP as Qualigen’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2);
●	The approval of an amendment to our 2020 Stock Incentive Plan (the “2020 Plan”) to increase the number of shares of our common stock reserved under our 2020 Plan by 3,500,000 shares, or from 4,057,157 shares to 7,557,157 shares (Proposal 3);
●	The approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 4); and
●	The approval, on a non-binding, advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers (Proposal 5).

The stockholders will also be asked to consider and vote upon any other business properly brought before the Annual Meeting.

Q:	What are the board of directors’ voting recommendations?

A:	The board of directors recommends that you vote your shares:

●	FOR the election of each of the seven nominees named herein to the board of directors (Proposal 1);
●	FOR the ratification of the appointment of Baker Tilly US, LLP as Qualigen’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2);
●	FOR the approval of an amendment to our 2020 Plan to increase the number of shares of our common stock reserved under our 2020 Plan by 3,500,000 shares, or from 4,057,157 shares to 7,557,157 shares (Proposal 3);
●	FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 4); and
●	FOR a frequency of every ONE YEAR with respect to the approval, on a non-binding, advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers (Proposal 5).

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Q:	What shares may I vote?

A:	You may vote all shares of common stock, par value $0.001 per share, and/or Series Alpha Preferred Stock, par value $0.001 per share, of the Company that you owned as of the close of business on May 20, 2021 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and
2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the Record Date.

Each share of common stock is entitled to one vote. Each share of Series Alpha Preferred Stock is entitled to 1,352.32 votes. We anticipate that on the Record Date, there will be approximately 28,833,059 shares of our common stock and 180 shares of our Series Alpha Preferred Stock issued and outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record

If your shares are registered directly in your name with Qualigen’s transfer agent, Equiniti Trust Company (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to Qualigen or to vote your shares in person at the Annual Meeting.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank, broker or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting.

Q:	May I attend the Annual Meeting in person?

A:	You are invited to attend the Annual Meeting in person and we encourage all stockholders of Qualigen to attend the Annual Meeting in person.

Be prepared to comply with our security and safety procedures for the Annual Meeting, which will include the following: (a) a requirement that stockholders attending the Annual Meeting present a form of photo identification, such as a driver’s license, in order to be admitted to the Annual Meeting; (b) a rule that no cameras, computers, recording equipment, other similar electronic devices, signs or placards will be permitted in the Annual Meeting; (c) a rule that the use of mobile phones, tablets, laptops and similar electronic devices during the Annual Meeting is prohibited, and that such devices must be turned off and put away before entering the meeting room; and (d) a rule that by attending the Annual Meeting, stockholders agree to abide by the agenda and procedures for the Annual Meeting (copies of which would be distributed to attendees at the meeting). In addition, security guards will be present and will search all briefcases, backpacks, bags and packages upon entry.

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Q:	How can I vote my shares in person at the Annual Meeting?

A:	As an alternative to your right to vote by proxy the shares you hold directly in your name as the stockholder of record, you may vote shares you hold directly in your name as the stockholder of record in person by written ballot at the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may vote your shares in person at the Annual Meeting only if you have obtained a signed proxy from your bank, broker or other financial intermediary (i.e., the stockholder of record) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described in the Notice so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from (subject to the above) voting your shares in person by written ballot at the Annual Meeting if you desire to do so, and duly voting your shares at the Annual Meeting will automatically revoke the proxy vote.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	If you hold your shares directly, you may vote by granting a proxy by one of the following methods:

On the Internet—You may vote online at www.proxyvote.com by following the instructions provided in the Notice. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card. Internet voting will be available until 11:59 p.m. Eastern Daylight Time on July 14, 2021.

By Telephone—You may vote by telephone by dialing (800) 690-6903. (You will need to have your control number with you.) Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card. Telephone voting will be available until 11:59 p.m. Eastern Daylight Time on July 14, 2021.

By Mail—The Notice includes instructions on how to request the proxy materials (including a proxy card) in printed form by mail or electronically by email. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope so as to be received by July 14, 2021. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

If you are the beneficial owner of shares held in street name, you may instruct your bank, broker or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.

Q:	May I change or revoke my vote?

A:	Yes, you may change or revoke your proxy instructions at any time before the vote at the Annual Meeting.

If you hold your shares directly, you must (a) file with the Transfer Agent a written notice of revocation or (b) timely deliver a valid, later-dated proxy by telephone, on the Internet, or by mail, or (c) vote your shares in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to the Transfer Agent before the Annual Meeting or unless you actually vote by written ballot at the Annual Meeting. Any proxy submitted by a stockholder of record may be revoked at any time before its exercise at the Annual Meeting.

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For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or other financial intermediary. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until 11:59 p.m. Eastern Daylight Time on July 14, 2021.

Q:	How are votes counted?

A:

In the election of directors (Proposal 1), you may vote “FOR” or “WITHHOLD AUTHORITY” for each of the respective nominees. Votes that are withheld will not be included in the vote tally for the election of directors.

For the proposals to ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2), to approve an amendment to our 2020 Plan (Proposal 3) and to approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal 4), you may vote “FOR”, “AGAINST” or “ABSTAIN.”

For the proposal to approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers (Proposal 5), you may vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or “ABSTAIN.”

If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares by proxy, but do not indicate your voting preferences as to one or more of the proposals, the persons named as proxies by our board of directors, Michael Poirier and Christopher Lotz (the “Named Proxies”), will vote your shares in accordance with the recommendations of the board of directors.

If you are a beneficial owner and you have not provided voting instructions to your bank, broker or other financial intermediary, such firm may exercise discretion to vote your shares with respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 2). Your broker does not have discretionary authority to vote your shares in the election of directors (Proposal 1), or to approve the amendment to our 2020 Plan (Proposal 3), to approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal 4) or to approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers (Proposal 5), resulting in a “broker non-vote” with respect to these matters. See “What is a broker non-vote?” below for more information.

Q:	What is the quorum requirement for the Annual Meeting?

A:	The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares of common stock and Series Alpha Preferred Stock (by voting power). The shares may be present in person or represented by proxy at the Annual Meeting. Abstentions and “broker non-votes” (described below) will be counted as present and entitled to vote for purposes of determining a quorum.

Q:	What is the voting requirement to approve each of the proposals?

A:

In the election of directors (Proposal 1), the seven nominees for director who receive the highest number of votes “FOR” their election will be elected as directors. This is called a plurality vote.

The ratification of the appointment of our independent registered accounting firm (Proposal 2), the amendment to our 2020 Plan (Proposal 3) and the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 4) will respectively require the affirmative vote of a majority of votes cast by the shares of common stock and Series Alpha Preferred Stock present in person or represented by proxy at the Annual Meeting. With respect to the approval, on a non-binding, advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers (Proposal 5), the option that receives the affirmative vote of a majority of votes cast by the shares of common stock and Series Alpha Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal, will be deemed to be the frequency preferred by our stockholders.

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In each case, a quorum must be present at the Annual Meeting for a valid vote.

Q:	What happens if I abstain from voting?

A:	If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum. Abstentions will be counted as votes cast on the ratification of the appointment of our independent registered accounting firm (Proposal 2), the amendment to our 2020 Plan (Proposal 3), the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 4) and the approval, on a non-binding, advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers (Proposal 5), and will have the same effect as a vote against such proposals.

Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of the appointment of our independent registered public accounting firm (Proposal 2). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1), amendments to stock-based compensation plans (Proposal 3), approval of the executive compensation (Proposal 4) and approval of the frequency of future stockholder advisory votes to approve executive compensation. Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposals 1, 3, 4, or 5.

Q:	Will I have dissenters’ rights?

A:	No. No dissenters’ rights are available under the Delaware General Corporation Law, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

Q:	What does it mean if I receive more than one Notice, proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote as instructed in each Notice or sign and return each proxy card (if you have requested and received paper copies of this proxy statement and a proxy card). If you vote by telephone or on the Internet, you will need to vote once for each Notice, proxy card or voting instruction card you receive.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting. You can read the Current Report on Form 8-K on our website or on the SEC’s EDGAR website.

Additional Q&A information regarding the Annual Meeting and stockholder proposals may be found on page 39.

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OWNERSHIP OF THE COMPANY

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 26, 2021 by:

●	our named executive officers;

●	our directors;

●	all of our current directors and executive officers as a group; and

●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days after April 26, 2021, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The percentage of beneficial ownership of our common stock is calculated based on an aggregate of 28,833,059 shares outstanding as of April 26, 2021.

Except as indicated in the footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Qualigen Therapeutics, Inc., 2042 Corte Del Nogal, Carlsbad, California 92011.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Five Percent Stockholders
Alpha Capital Anstalt (1), Lettstrasse 32, FL-9490 Vaduz, Liechtenstein	3,200,114	9.99%

Executive Officers, Directors and Director Nominees
Michael Poirier (2)	599,220	2.0%
Amy Broidrick	4,500	*	%
Christopher Lotz (3)	289,506	*	%
Shishir Sinha (4)	202,094	*	%
Wajdi Abdul-Ahad (5)	183,495	*	%
Richard David (6)	25,524	*	%
Sidney Emery, Jr.	19,707	*	%
Matthew Korenberg (7)	16,667	*	%
Kurt Kruger (8)	35,524	*	%
Ira Ritter (9)	48,046	*	%

All current executive officers and directors as a group (10 persons)	1,424,283	4.7%

* Represents beneficial ownership of less than 1% of the shares of common stock.

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(1)	Includes 243,418 shares of common stock issuable upon conversion of 180 shares of Series Alpha Preferred Stock, and includes shares of common stock issuable upon the exercise of warrants; Alpha Capital Anstalt would not be permitted to convert or exercise all or any portion of the Series Alpha Preferred Stock or warrants to the extent that such conversion or exercise would result in Alpha Capital Anstalt (and its affiliates) beneficially owning more than 9.99% of the number of shares of Qualigen common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion/exercise. Konrad Ackermann has voting and investment power over the shares held by Alpha Capital Anstalt.
(2)	Includes 333,333 shares of common stock exercisable within 60 days under outstanding stock options and 85,680 shares of common stock exercisable within 60 days under outstanding warrants.
(3)	Includes 200,000 shares of common stock exercisable within 60 days under outstanding stock options and 76,965 shares of common stock exercisable within 60 days under outstanding warrants.
(4)	Includes 166,667 shares of common stock exercisable within 60 days under outstanding stock options and 35,427 shares of common stock exercisable within 60 days under outstanding warrants.
(5)	Includes 166,667 shares of common stock exercisable within 60 days under outstanding stock options and 16,828 shares of common stock exercisable within 60 days under outstanding warrants.
(6)	Includes 16,667 shares of common stock exercisable within 60 days under outstanding stock options and 8,857 shares of common stock exercisable within 60 days under outstanding warrants.
(7)	Includes 16,667 shares of common stock exercisable within 60 days under outstanding stock options.
(8)	Includes 16,667 shares of common stock exercisable within 60 days under outstanding stock options and 8,857 shares of common stock exercisable within 60 days under outstanding warrants.
(9)	Includes 44,004 shares of common stock exercisable within 60 days under outstanding stock options Also includes shares of common stock held in a retirement plan trust of which Ira Ritter and his spouse are trustees; and also includes shares beneficially owned by Stonehenge Partners. As a managing partner of Stonehenge Partners, Ira Ritter may be deemed the beneficial owner of these shares.

Alpha Capital Anstalt owns, of record and beneficially, 100% of our Series Alpha Preferred Stock (180 shares).

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules issued thereunder, requires our directors and executive officers and beneficial owners of more than 10% of the outstanding shares of our equity securities to file reports of ownership and changes in beneficial ownership of our equity securities with the SEC. Copies of these reports are furnished to Qualigen. The Company is required to identify any of those individuals who failed to file such reports on a timely basis. Based solely on our review of the copies of such reports furnished to us, and representations from the persons subject to Section 16(a) with respect to the Company, we believe that during 2020 all of our executive officers, directors and 10% stockholders complied with the Section 16(a) requirements, except that Amy Broidrick made a Form 4 filing which was 20 days late due to administrative error that was not attributable to her.

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RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Baker Tilly US, LLP (inclusive of its predecessor firm Squar Milner LLP, “Baker Tilly”) serves as the Company’s independent registered public accounting firm and has served in that capacity since June 2020. The decision to engage Baker Tilly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved by the Audit Committee of the board of directors.

The Audit Committee considered the independence of Baker Tilly and whether the audit services Baker Tilly provided to the Company are compatible with maintaining that independence. The Audit Committee has adopted procedures by which the Audit Committee must approve in advance all services provided by and fees paid to the Company’s independent registered public accounting firm. The advance approval requirement was not waived in any instance during the 2020.

Fees and Services of Baker Tilly US, LLP

The following table sets forth the aggregate fees billed to the Company by Baker Tilly (inclusive of its predecessor Squar Milner LLP) for the nine-months transition period ended December 31, 2020 and the twelve-months fiscal year ended March 31, 2020:

	9-months transition period ended December 31, 2020	12-months fiscal year ended March 31, 2020
Audit Fees(1)	$392,423	$152,861
Audit-Related Fees	-	-
Tax Fees	14,792	16,992
All Other Fees	-	-
Total	$407,215	$169,853

(1)	Audit fees consisted of fees for audit work performed in the audit of financial statements, as well as fees for quarterly reviews and registration statements.

The following table sets forth the aggregate fees billed to the Company by Baker Tilly (inclusive of its predecessor Squar Milner LLP) for the calendar year ended December 31, 2020 and the calendar year ended December 31, 2019:

	Calendar year ended December 31, 2020	Calendar year ended December 31, 2019
Audit Fees(1)	$479,923	$76,921
Audit-Related Fees	-	-
Tax Fees	28,413	16,913
All Other Fees	-	-
Total	$508,336	$93,834

(1)	Audit fees consisted of fees for audit work performed in the audit of financial statements, as well as fees for quarterly reviews and registration statements.

The Audit Committee has adopted a formal policy on auditor independence requiring the advance approval by the Audit Committee of all audit and non-audit services provided by our independent registered public accounting firm. In determining whether to approve any services by our independent registered public accounting firm, the Audit Committee reviews the services and the estimated fees, and considers whether approval of the proposed services will have a detrimental impact on the auditor’s independence. On an annual basis, our management reports to the Audit Committee all audit services performed during the previous 12 months and all fees billed by our independent registered public accounting firm for such services.

In the nine-months transition period ended December 31, 2020 and the twelve-months fiscal year ended March 31, 2020, all audit services and the corresponding fees were approved by our board of directors. Also, in the calendar year ended December 31, 2020 and the calendar year ended December 31, 2019, all audit services and the corresponding fees were approved by our board of directors.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board of Directors in General

Our board of directors currently consists of seven members, each of whose current term of office as a director expires at the Annual Meeting. Biographical information with respect to our director nominees is provided below. Our seven current directors and our seven director nominees are the same persons.

Our directors hold office for one year or until their respective successors have been duly elected or until their death, resignation or removal. Our amended and restated bylaws provide that the authorized number of directors comprising our board of directors will be fixed, from time to time, by a majority of the total number of directors.

There are no family relationships among any of our directors or executive officers.

Name	Position with the Company	Age as of the Annual Meeting	Director Since
Michael Poirier	Chairman, Chief Executive Officer & President	65	2020
Amy Broidrick	Executive Vice President/Chief Strategy Officer and Director	63	2020
Richard David	Director	61	2020
Sidney Emery, Jr.	Director	71	2020
Matthew Korenberg	Director	46	2020
Kurt Kruger	Director	65	2020
Ira Ritter	Director	72	2008

Michael S. Poirier. Michael Poirier founded the Qualigen business in 1996 and is its Chairman, Chief Executive Officer and President. Before founding Qualigen, Mr. Poirier had relevant operating, marketing and sales positions with Ashirus Technologies, Inc., EnSys, Inc., Sanofi Pasteur and Abbott Laboratories, Inc. Before working at Abbott, Mr. Poirier served as an officer in the United States Navy, assigned to the US Atlantic Fleet. Mr. Poirier holds a B.A. from Providence College and attended the University of Zürich, Switzerland, School of Law.

Mr. Poirier’s commitment to our strategic goals, his long experience leading our company and his deep knowledge of its technologies and business contributed to our board of directors’ conclusion that he should serve as a director of our company.

Amy S. Broidrick. From 2016 to July 2020, Ms. Broidrick has served as Senior Vice President, Global Head of Corporate Development of Viking Therapeutics, Inc. (Nasdaq: VKTX), a clinical-stage biopharmaceutical company. Before that, she was Vice President, Head of Global Marketing Excellence and Business Innovation with EMD Serono (part of Merck KGaA). Earlier, she was Vice President, Head of Marketing and Commercialization at Arena Pharmaceuticals, Inc., and had significant roles and responsibilities at Merck & Co., Inc. and G.D. Searle & Company.

Ms. Broidrick’s executive experience with large and smaller public companies in the therapeutics industry contributed to our board of directors’ conclusion that she should serve as a director of our company.

Richard A. David, MD FACS. Dr. Richard David serves as Chief Medical Officer for Skyline Urology, the largest Urology group in Los Angeles. He also serves as medical director for Skyline’s Advanced Prostate Cancer Center of Excellence. In addition, Dr. David serves as Associate Clinical Professor of Urology for the David Geffen School of Medicine at UCLA. Dr. David obtained his undergraduate education at Stanford University and his medical degree at Thomas Jefferson University in Philadelphia. He also holds a Master’s degree in Medical Management (MMM) from the Marshall School of Business at the University of Southern California. He trained in general surgery and completed his urology residency at UCLA Medical Center in Los Angeles. Dr. David is a fellow of the American College of Surgeons.

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Mr. David’s experience as an executive of a large healthcare organization, including his background as a medical doctor, contributed to our board of directors’ conclusion that he should serve as a director of our company.

Sidney W. Emery, Jr. In 2010 Mr. Emery acquired Supply Chain Services and, as its Chief Executive Officer, grew it into a premier provider of automatic identification and data capture and factory automation solutions before selling the business to Sole Source Capital LLC in May 2020. Before Supply Chain Services, he served as Chairman and Chief Executive Officer of MTS Systems Corporation (Nasdaq-GS: MTSC), a leading global supplier of mechanical testing systems and high-performance industrial position sensors. Mr. Emery served on the Board of Directors of Allete, Inc. (NYSE: ALE), a Minnesota-based utilities and energy company, from 2006 to 2018. Mr. Emery chairs the University of St. Thomas School of Engineering Board of Governors. Mr. Emery holds a PhD in Industrial Engineering from Stanford University and a B.S. in Engineering from the US Naval Academy. He served for 10 years in the US Navy (including on gunboats in Vietnam).

Mr. Emery’s extensive board service with and executive leadership of major companies contributed to our board of directors’ conclusion that he should serve as a director of our company.

Matthew E. Korenberg. Mr. Korenberg has served as Executive Vice President, Finance and Chief Financial Officer of Ligand Pharmaceuticals Incorporated (Nasdaq: LGND), a biopharmaceutical company focused on developing or acquiring technologies that help pharmaceutical companies discover and develop medicines, since January 2018 and before that as Vice President, Finance and Chief Financial Officer of Ligand Pharmaceuticals Incorporated since August 2015. Before joining Ligand, commencing in September 2013, Mr. Korenberg was the founder, Chief Executive Officer and a director of NeuroCircuit Therapeutics, a company focused on developing drugs to treat genetic disorders of the brain with an initial focus on Down syndrome. Before founding NeuroCircuit Therapeutics, Mr. Korenberg was a Managing Director and member of the healthcare investment banking team at Goldman Sachs from July 1999 through August 2013. During his 14 year tenure at Goldman Sachs, Mr. Korenberg was focused on advising and financing companies in the biotechnology and pharmaceutical sectors and was based in New York, London and San Francisco. Before Goldman Sachs, Mr. Korenberg was a healthcare investment banker at Dillon, Read & Co. Inc. where he spent two years working with healthcare companies in the biotechnology and pharmaceutical sectors and industrial companies. Mr. Korenberg holds a B.B.A. in Finance and Accounting from the University of Michigan.

Mr. Korenberg’s financial and accounting expertise, his experience as chief financial officer of a large public biopharmaceutical company and his investment banking background contributed to our board of directors’ conclusion that he should serve as a director of our company.

Kurt H. Kruger. Mr. Kruger has enjoyed a 30-year career in medical technology. His deep involvement in the field has ranged from product design and development as a biomedical engineer to raising capital for, and following, publicly traded medical product companies as an equities research analyst. As a marketing manager at Guidant, now a part of Boston Scientific, he developed the launch plans for the first-ever implantable defibrillator. As a securities analyst he showed perspicuity leading Hambrecht & Quist in providing venture funds for, and then taking public, Ventritex, which was later acquired by St. Jude Medical. After Hambrecht & Quist, Mr. Kruger worked as an analyst for Montgomery Securities and Bank of America. Across 20 years of research work, Mr. Kruger has overseen the IPOs of over 30 medical products companies, including leadership of the Life Sciences banking effort for WR Hambrecht & Co. Mr. Kruger received a Sc.B. degree in Biomedical Engineering from Brown University; a Master’s degree in Bioengineering from the University of Michigan; and a business degree (S.M.) from the Sloan School at the Massachusetts Institute of Technology (MIT). He also completed the premedical post-baccalaureate program at Columbia University.

Mr. Kruger’s long experience in investment banking and securities analysis with a life sciences focus contributed to our board of directors’ conclusion that he should serve as a director of our company.

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Ira E. Ritter. Mr. Ritter served as Co-Founder, Chief Strategic Officer and Executive Chairman of predecessor of Ritter Pharmaceuticals, Inc. from its inception in 2004 through the formation of Ritter Pharmaceuticals, Inc. in 2008 and served in those positions with Ritter Pharmaceuticals, Inc from 2008 until the May 22, 2020 Reverse Recapitalization Transaction in which Ritter Pharmaceuticals, Inc. changed its name to Qualigen Therapeutics, Inc. Mr. Ritter has extensive experience creating and building diverse business enterprises and has provided corporate management, strategic planning and financial consulting for a wide range of market segments including; health product related national distribution and private label production, television and publishing. He assisted taking Ritter Pharmaceuticals, Inc. public on Nasdaq and Martin Lawrence Art Galleries public on the New York Stock Exchange. Since 2010, Mr. Ritter has also acted as a managing partner of Stonehenge Partners, LLC. Mr. Ritter has a long history of public service that includes appointments by three Governors to several State of California Commissions including eight years as Commissioner on the California Prison Industry Authority.

Mr. Ritter’s experience as an entrepreneur and chairman of a publicly traded development-phase therapeutics company contributed to our board of directors’ conclusion that he should serve as a director of our company. Mr. Ritter continued his service on our board of directors, by agreement in connection with the Reverse Recapitalization Transaction, as the designated legacy member from the pre-Reverse Recapitalization Transaction public-company board of directors.

Board of Directors Leadership Structure

Michael Poirier, our chief executive officer, also serves as chairman of the board of directors. We believe that having the same person fill both roles is appropriate given the early stage of the therapeutics business on which we are now focusing, and that separating the roles would add inefficiencies without bringing meaningful advantages for our stockholders.

Director Independence

Under Nasdaq’s continued listing requirements, a majority of a listed company’s board of directors must be comprised of independent directors, subject to certain exceptions. In addition, Nasdaq’s continued listing requirements require that, subject to certain exceptions, each member of a listed company’s audit, compensation and governance and nominating committees must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq’s continued listing requirements, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, such person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our board of directors determined that each of Messrs. David, Emery, Korenberg and Kruger are independent under the applicable rules and regulations of Nasdaq. In making such determinations, the board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances the board of directors deemed relevant in determining their independence.

Board Diversity

Our Nominating and Corporate Governance Committee is responsible for determining the qualifications, qualities, skills, and other expertise required to be a director and is responsible to develop, and recommend to the board of directors for its approval, criteria to be considered in selecting nominees for director. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, takes into account such criteria.

In our director nominations, we strive to not discriminate in favor of or against anyone on the basis of race, age, sex, gender, sexual orientation, religion, disability, ethnicity, or membership in or identification with underrepresented communities.

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Board of Directors’ Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to product candidate development, technological uncertainty, dependence on third parties, uncertainty regarding patents and proprietary rights, comprehensive government regulations, having no therapeutics manufacturing experience, having no therapeutics marketing or sales capability or experience and dependence on key personnel, as more fully discussed under “Risk Factors” in our 2020 Annual Report. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our board of directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through committees of the board of directors, but the full board of directors has retained responsibility for general oversight of risks.

Committees of the Board of Directors

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates under a charter. Copies of each committee’s charter are posted on the Investor Relations section of our website, which is located at www.qualigeninc.com. The composition and function of each of these committees are described below.

Audit Committee. The current members of our Audit Committee are Mr. Kruger (Chair), Mr. Emery, and Mr. Korenberg, each of whom was determined by our board of directors to be independent under Rule 10A-3 under the Exchange Act and the continued listing requirements of Nasdaq, and to satisfy the other continued listing requirements of Nasdaq for audit committee membership. The Company has identified Matthew Korenberg as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K, and has determined that he has the requisite level of financial sophistication required by the continued listing requirements of Nasdaq; this identification does not constitute a determination that other members of the Audit Committee would not also be able to qualify as an “audit committee financial expert.”

Under the Audit Committee charter, our Audit Committee is authorized to take the following actions, among others:

●	appoint and retain the independent auditors to conduct the annual audit of our financial statements;

●	review the proposed scope of and the results of the audit;

●	review and pre-approve audit and non-audit fees and services;

●	review and discuss with management and the independent auditors our financial reporting processes, internal control over financial reporting and disclosure controls and procedures;

●	review, approve and oversee transactions between us and our directors, officers and affiliates;

●	establish procedures for complaints received by us regarding accounting matters or internal control over financial reporting;

●	oversee internal audit functions, if any; and

●	prepare the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Compensation Committee. The current members of our Compensation Committee are Mr. David (Chair), Mr. Emery and Mr. Korenberg, each of whom was determined by our board of directors to be independent under the continued listing requirements of Nasdaq.

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Under the Compensation Committee charter, our Compensation Committee is authorized to take the following actions, among others:

●	determine and approve the compensation of our chief executive officer and our other executive officers, subject to review and ratification by the full board of directors;

●	administer our incentive compensation plans and equity-based plans;

●	review, approve and recommend to the board of directors any employment agreements and any severance arrangements or plans; and

●	review director compensation for board and board committee service at least once a year and recommend any changes to the board of directors.

To determine executive compensation, the Compensation Committee, with input from the Chief Executive Officer and other members of senior management (who do not participate in the deliberations regarding their own compensation), reviews, at least annually, and makes recommendations to the board of directors as to appropriate compensation levels for each executive officer of the Company. The Compensation Committee considers all factors it deems relevant in setting executive compensation.

Under its charter, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in its charter, but only after taking into account certain factors prescribed by Nasdaq bearing on the consultant’s independence. There is no requirement, however, that a compensation consultant be independent.

The Compensation Committee has engaged Radford (which is part of Aon Hewitt, a business unit of Aon plc) as a compensation consultant. The Compensation Committee identified and selected Radford based on their reputation and experience consulting companies in the life sciences industry. In 2021 to date, Radford has assisted the Compensation Committee in:

●	reviewing and refining a peer group of companies for market assessment;

●	conducting a competitive compensation assessment (with recommendations) for compensation of the senior management team;

●	conducting a competitive compensation assessment (with recommendations) for compensation of the board of directors; and

●	advising for compensation parameters for a prospective Chief Medical Officer hire search.

Nominating and Corporate Governance Committee. The current members of our Nominating and Corporate Governance Committee are Mr. Emery (Chair), Mr. David and Mr. Korenberg, each of whom was determined by our board of directors to be independent under the continued listing requirements of Nasdaq.

Under the Nominating and Corporate Governance Committee charter, our Nominating and Corporate Governance Committee is authorized to take the following actions, among others:

●	identify, screen and make recommendations to the board of directors regarding director nominees and board of directors committee composition;

●	oversee our corporate governance practices and make recommendations to the board of directors regarding any changes to our corporate governance framework; and

●	oversee the evaluation of our board of directors and its committees.

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Director Nominations

Director nominees are considered by our Nominating and Corporate Governance Committee on a case-by-case basis. A candidate for election to our board of directors must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. The Nominating and Corporate Governance Committee will consider nominees identified by the Nominating and Corporate Governance Committee or the board of directors, by stockholders, or through other sources. When current directors are considered for nomination for reelection, the Nominating and Corporate Governance Committee will take into consideration their prior contributions and performance as well as the composition of our board of directors as a whole, including whether the board of directors reflects the appropriate balance of desired qualities. The Nominating and Corporate Governance Committee will make a preliminary assessment of each proposed nominee based upon the résumé and biographical information, an indication of the individual’s willingness to serve, and other relevant information. This information will be evaluated against the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee will determine which nominee(s) to submit for election. The Nominating and Corporate Governance Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.

It is our Nominating and Corporate Governance Committee’s responsibility to consider stockholders’ proposed nominees for election as directors that are nominated in accordance with our certificate of incorporation and our bylaws, and other applicable laws, including the rules and regulations of the SEC and any stock market on which our stock is listed for trading or quotation. Generally, such recommendations made by a stockholder entitled to notice of, and to vote at, the meeting at which such proposed nominee is to be considered are required to be written and received by the Secretary of the Company by no later than the close of business on the 90th day before the first anniversary of the preceding year’s annual meeting of stockholders, nor earlier than the close of business of the 120th day before the first anniversary of the preceding year’s annual meeting of stockholders. The notice must set forth any and all of the information required by the Company’s bylaws.

Meetings and Attendance

The board of directors held two meetings in the transition period ended December 31, 2020 following the May 22, 2020 Reverse Recapitalization Transaction, and in addition the board of directors of Ritter Pharmaceuticals, Inc. held a meeting between April 1, 2020 and the May 22, 2020 Reverse Recapitalization Transaction. In addition, in the first quarter of calendar 2020, the board of directors of Ritter Pharmaceuticals, Inc. held two meetings and the board of directors of Qualigen, Inc. held a meeting. (The respective boards of directors also acted several times by unanimous written consent during these periods). Each director who served as a director of the Company during the nine-months transition period ended December 31, 2020 participated in 75% or more of the meetings of the board of directors and of the committees on which he served during the nine-months transition period ended December 31, 2020 (during the period that such director served). The same is true for each other period and board contemplated by this paragraph.

At each regular meeting of the board of directors, the independent directors meet in private without members of management.

We encourage all of our directors to attend our annual meeting of stockholders.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is reviewed periodically and amended as necessary and is available on our website at www.qualigeninc.com. Any amendments to the code of business conduct and ethics, or any waivers of its requirements that apply to our principal executive officer, principal financial officer or principal accounting officer, will be disclosed on our website.

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Stockholder Communications with the Board of Directors

The board of directors has not established a formal process for security holders to send communications to the board of directors and the board of directors has not deemed it necessary to establish such a process at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the board of directors. If the Company should receive a security holder communication directed to the board of directors, or to an individual director, said communication will be relayed to the board of directors or the individual director, as the case may be.

Certain Relationships and Related Party Transactions

Our Audit Committee is responsible for reviewing, approving and overseeing any transaction between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners, and each of their respective immediate family members, where the amount involved exceeds the lesser of (i) $120,000 and (ii) 1% of the average of our total assets at year-end for the prior two fiscal years. Since the May 22, 2020 Reverse Recapitalization Transaction (and since March 31, 2020 at Qualigen, Inc.), there have been no such transactions except that (a) we issued shares of Series Alpha Preferred Stock and warrants to 5% beneficial owner Alpha Capital Anstalt in financing transactions in connection with the May 22, 2020 Reverse Recapitalization Transaction, (b) we issued shares of common stock and warrants to 5% beneficial owner Alpha Capital Anstalt in registered-direct financing transactions in July 2020 (for $8 million), in August 2020 (for $10 million) and in December 2020 (for $12 million), (c) pursuant to a previous agreement, which was amended during the 2020 period, we issued significant quantities of common shares and warrants to or as directed by GreenBlock Capital LLC as compensation for services provided by GreenBlock Capital LLC (which at the time could have been considered to be a 5% beneficial owner), and (d) Sekisui Diagnostics, LLC (which at the time was a 5% beneficial owner) extended (first to June 1, 2020 and then to September 1,2020) the due date of contractual obligations requiring us to pay Sekisui $890,000 plus interest. (We then paid Sekisui the entire contractual obligations amount in July 2020.)

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EXECUTIVE Officers

Our executive officers as of April 29, 2021 are as follows:

Name	Age	Position with the Company
Michael Poirier	65	Chairman, Chief Executive Officer and President
Amy Broidrick	63	Executive Vice President/Chief Strategy Officer
Christopher Lotz	56	Chief Financial Officer, Vice President of Finance
Shishir Sinha	54	Chief Operating Officer and Vice President
Wajdi Abdul-Ahad	68	Chief Scientific Officer, Vice President, Research & Development

Officers serve at the discretion of the board of directors. There are no family relationships among any of our directors or executive officers. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

For the biographies of Mr. Poirier and Ms. Broidrick, please see “Board of Directors - The Board of Directors in General”.

Christopher L. Lotz | Vice President of Finance, Chief Financial Officer. Mr. Lotz joined Qualigen as Director of Finance in 2002 and was appointed Vice President and Chief Financial Officer in 2003. Before joining Qualigen, Mr. Lotz held financial leadership positions with Bexcom, California Furniture Collections, Inc. and Group Publishing, Inc. Mr. Lotz holds a B.S. in Business Administration from Colorado State University.

Shishir K. Sinha | Chief Operating Officer and Vice President. Mr. Sinha joined Qualigen as Vice President, Operations & QA/QC in 2006. We promoted him to Chief Operating Officer in March 2021. Before joining Qualigen, Mr. Sinha held manufacturing and related positions with Nanogen, Celera Diagnostics, Sequenom, Sandoz Pharmaceutics (Novartis) and Microgenics Corp. Mr. Sinha holds an MBEE in Biotechnology Enterprise from Johns Hopkins University and a B.A. in Genetics from the University of California, Berkeley.

Wajdi Abdul-Ahad | Vice President, Research & Development, Chief Scientific Officer. Dr. Abdul-Ahad is Qualigen’s Vice President of Research and Development and Chief Scientific Officer. (He gained the additional position of Chief Scientific Officer in May 2020.) Since joining Qualigen in 2006, he has successfully developed and commercialized numerous complex immunoassays on both the FastPack and FastPack IP Systems. In addition, Dr. Abdul-Ahad is responsible for all surface coating, nanotechnology and reagent manufacturing, as well as integration of new drug manufacturing systems and processes. Before joining Qualigen, Dr. Abdul-Ahad led multifunctional design teams at Beckman Coulter that developed and commercialized over 15 assays on their industry leading Access and Synchron automated systems. From 1988 to 1990, Dr. Abdul-Ahad held various management positions with the (Ireland) National Diagnostics Center and Noctech, Inc., both located in Galway, Ireland. Dr. Abdul-Ahad holds a PhD in Biochemistry from National University of Ireland, Galway; an M.S. in Clinical Chemistry from the University of Surrey, England; an MBA from the University of La Verne, California and a B.S. in Pharmacy from the University of Baghdad, Iraq.

We expect to add a Senior Vice President/Chief Medical Officer in the second quarter of 2021.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or earned for the nine-months transition period ended December 31, 2020 and the twelve-months fiscal year ended March 31, 2020 to our named executive officers for each of those periods/years.

Name and Principal Position	“Year”	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Michael Poirier, Chairman, Chief Executive Officer and President	Nine-months transition period ended December 31, 2020	291,104	251,000	4,063,412	923	4,606,439
	Twelve-months period ended March 31, 2020	256,846	-	-	-	256,846

Amy Broidrick, Executive Vice President/Chief Strategy Officer(3)	Nine-months transition period ended December 31, 2020	41,837	-	603,569	-	645,406
	Twelve-months period ended March 31, 2020	-	-	-	-	-

Christopher Lotz, Chief Financial Officer, Vice President of Finance	Nine-months transition period ended December 31, 2020	201,804	301,000	2,438,047	8,550	2,949,401
	Twelve-months period ended March 31, 2020	196,385	-	-	-	196,385

Shishir Sinha, Vice President of Operations (now Chief Operating Officer and Vice President)	Nine-months transition period ended December 31, 2020	200,846	16,000	2,031,706	4,896	2,253,448
	Twelve-months period ended March 31, 2020	192,308	-	-	-	192,308

Wajdi Abdul-Ahad, Chief Scientific Officer, Vice President, Research & Development	Nine-months transition period ended December 31, 2020	174,131	26,000	2,031,706	4,340	2,236,176
	Twelve-months period ended March 31, 2020	142,324	-	-	-	142,324

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during the nine-months transition period ending December 31, 2020, computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (“ASC 718”). Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included in our 2020 Annual Report filed in March 2021. These amounts do not reflect the actual economic value that may be realized by the executive officers upon the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)	There were no stock award grants in either of the periods.
(3)	Includes $11,068 of “salary” (director cash stipend) and $185,890 of stock option award grant date fair value for Ms. Broidrick in her capacity as a board of directors member, before her December 7, 2020 executive officer start date.

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The following table sets forth the compensation paid or earned for calendar 2020 and calendar 2019 to our named executive officers for each of those years. (This table, and the table above, do not include the persons who before the May 22, 2020 Reverse Recapitalization Transaction were considered to be named executive officers of Ritter Pharmaceuticals, Inc., nor does it include compensation paid to such persons in such capacity.)

Name and Principal Position	“Year”	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Michael Poirier, Chairman, Chief Executive Officer and President	Calendar 2020	363,796	251,000	4,063,412	923	4,679,131
	Calendar 2019	252,000	-	-	-	252,000

Amy Broidrick, Executive Vice President/Chief Strategy Officer(3)	Calendar 2020	41,837	-	603,569	-	645,406
	Calendar 2019	-	-	-	-	-

Christopher Lotz, Chief Financial Officer, Vice President of Finance	Calendar 2020	256,419	301,000	2,438,047	8,550	3,004,016
	Calendar 2019	194,000	-	-	-	194,000

Shishir Sinha, Vice President of Operations (now Chief Operating Officer and Vice President)	Calendar 2020	254,308	16,000	2,031,706	4,896	2,306,910
	Calendar 2019	190,000	-	-	-	190,000

Wajdi Abdul-Ahad, Chief Scientific Officer, Vice President, Research & Development	Calendar 2020	214,197	26,000	2,031,706	4,340	2,276,242
	Calendar 2019	139,932	-	-	-	139,932

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during calendar 2020, computed in accordance with ASC 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included in our 2020 Annual Report filed in March 2021. These amounts do not reflect the actual economic value that may be realized by the executive officers upon the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)	There were no stock award grants in either of the periods.
(3)	Includes $11,068 of “salary” (director cash stipend) and $185,890 of stock option award grant date fair value for Ms. Broidrick in her capacity as a board of directors member, before her December 7, 2020 executive officer start date.

While Qualigen, Inc. was a private company, during the twelve-months period ended March 31, 2020 (and for calendar 2019), the cash compensation of our named executive officers was held at low levels, they received no cash bonuses and there was no stock-based compensation. For the nine-months period ended December 31, 2020 (and for calendar 2020), our named executive officers’ salaries were increased (but were still at levels which we consider to be modest in comparison to those of similarly situated public companies), and cash bonuses were paid to reflect such successes as the Reverse Recapitalization Transaction/Nasdaq listing and three registered-direct financings. Following the Reverse Recapitalization Transaction, we granted sizable stock options to the named executive officers in order to align their interests more fully with those of the public-company stockholders. (During Qualigen, Inc.’s private-company existence before the Reverse Recapitalization Transaction, Qualigen, Inc. granted very little stock-based compensation to its executive officers.)

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It is to be remembered that in these tables, we report these stock options with a dollar value based upon a standard option valuation method, but the stock options are not cash – they are nontransferable, they are subject to vesting in three equal annual vesting installments, their exercise prices were equal to our stock price on the date of grant and therefore they were not in the money on the dates they were granted, and as of the date of this proxy statement they are all out-of-the-money. None of our named executive officers has exercised any of these stock options.

Executive Employment Agreements

Each of Mr. Poirier, Mr. Lotz and Mr. Sinha is party to a respective Executive Employment Agreement with Qualigen dated February 1, 2017, as amended January 9, 2018 (the “Employment Agreements”). Each of the Employment Agreements had an initial three-year term and is now automatically renewed for successive one-year periods unless either party gives notice of nonrenewal at least 90 days before the end of such a one-year period.

Under the terms of Mr. Poirier’s Employment Agreement, Mr. Poirier is entitled to an annual base salary of at least $315,000, is eligible for Qualigen’s bonus plans, benefit programs and medical benefits, is eligible for certain event-based bonuses (including for “Liquidity Event” acquisition transactions), and is entitled to four weeks of vacation per year. If Mr. Poirier’s employment is terminated without Cause or he resigns for Good Reason, and he provides a general release to Qualigen, he is entitled to one year of salary continuation plus the cost of COBRA coverage continuation for such one year period. In June 2020, our board of directors and its compensation committee increased Mr. Poirier’s base salary rate to $400,000.

Under the terms of Mr. Lotz’ Employment Agreement, Mr. Lotz is entitled to an annual base salary of at least $225,000, is eligible for Qualigen’s bonus plans, benefit programs and medical benefits, is eligible for certain event-based bonuses (including for “Liquidity Event” acquisition transactions), and is entitled to four weeks of vacation per year. If Mr. Lotz’ employment is terminated without Cause or he resigns for Good Reason, and he provides a general release to Qualigen, he is entitled to 180 days of salary continuation plus the cost of COBRA coverage continuation for such 180 day period. In June 2020, our board of directors and its compensation committee increased Mr. Lotz’s base salary rate to $275,000.

Under the terms of Mr. Sinha’s Employment Agreement, Mr. Sinha is entitled to an annual base salary of at least $220,000, is eligible for Qualigen’s bonus plans, benefit programs and medical benefits, is eligible for certain event-based bonuses (including for “Liquidity Event” acquisition transactions), and is entitled to four weeks of vacation per year. If Mr. Sinha’s employment is terminated without Cause or he resigns for Good Reason, and he provides a general release to Qualigen, he is entitled to 180 days of salary continuation plus the cost of COBRA coverage continuation for such 180 day period. In June 2020, our board of directors and its compensation committee increased Mr. Sinha’s base salary rate to $275,000.

Each of Mr. Poirier, Mr. Lotz and Mr. Sinha has agreed that the Reverse Recapitalization Transaction and the Reverse Recapitalization Transaction-related transactions do not constitute a “Liquidity Event” as defined in his respective Employment Agreement and that accordingly they do not entitle him to a contractual Liquidity Event bonus.

The following definitions are used in each of the Employment Agreements:

“Cause” means any of the following: (i) a material breach by the employee of any of the trade secret/proprietary information, confidential information of intellectual property ownership sections of the Employment Agreement; (ii) a material breach by the employee of any other provision of the Employment Agreement, if such material breach (if susceptible to cure) has continued uncured for a period of at least 15 days following delivery by Qualigen to the employee of written notice of such material breach; (iii) fraud, dishonesty or other breach of trust whereby the employee obtains personal gain or benefit at the expense of or to the detriment of Qualigen or any of Qualigen’s subsidiaries or affiliates; (iv) a conviction of or plea of nolo contendere or similar plea by the employee of any felony; (v) a conviction of or plea of nolo contendere or similar plea by of any other crime involving theft, misappropriation of property, dishonesty or moral turpitude; (vi) a willful and material violation of applicable law by the employee in connection with the performance of his duties under the Employment Agreement; (vii) chronic or repeated substance abuse by the employee, or any other use by the employee of alcohol, drugs or illegal substances in such a manner as to interfere with the performance of his material duties hereunder; or (viii) failure to comply with the lawful directions of Qualigen’s board of directors which are otherwise consistent with the terms of this Agreement, which failure has continued for a period of at least 10 days after delivery by Qualigen to the employee of written demand by Qualigen’s board of directors.

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“Good Reason” means the occurrence of any of the following circumstances, without the employee’s express consent: the employee resigns due to (i) a material reduction of the employee’s title or authority, (ii) a material reduction in the employee’s salary or benefits (other than a reduction that generally applies to the officers at the employee’s level in Qualigen or, as applicable, after a transaction in which Qualigen or substantially all its assets is acquired, in the successor entity at that time), (iii) any material breach of this Agreement by Qualigen which is not cured within 30 days after written notice by the employee; or (iv) a change of the principal non-temporary location in which the employee is required to perform the employee’s services to any location exceeding 35 miles from Carlsbad, California. In no event shall a resignation be considered to be with Good Reason unless the resignation occurs after but within 30 days after the initiation of the item of Good Reason.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the Employment Agreements.

The arrangement under which Ms. Broidrick became an executive officer on December 7, 2020 included the following compensation provisions:

1.	A salary of $400,000 per annum.

2.	A cash bonus of $100,000 for each human clinical trial that begins in calendar year 2021 and a cash bonus of $100,000 upon board of directors approval of a long-term therapeutics business plan in calendar year 2021.

3.	Paid vacation accruing at the rate of 6.15 hours per bi-weekly pay period (4 weeks per year).

4.	A grant of 150,000 stock options under the 2020 Plan, with a scheduled 10-year term and an exercise price equal to $3.52 (100% of grant-date fair market value as defined in such Plan) per share, vesting over three years in equal annual installments (subject to her continuation of service through such respective vesting dates).

Stock Incentive Plan

See “Proposal 3 - Approval of an Amendment to our 2020 Plan” for a summary description of our 2020 Stock Incentive Plan.

Outstanding Equity Awards at December 31, 2020

The following table presents the outstanding stock options and compensatory warrants held by each of the named executive officers as of December 31, 2020. The information included in the table and footnotes below has been adjusted to account for the May 22, 2020 Reverse Recapitalization Transaction and reverse stock split. There were no direct stock awards, restricted stock units or stock appreciation rights outstanding at December 31, 2020. All pre-2020 “option” awards shown were initially issued as Qualigen, Inc. Series C Warrants, and became warrants exercisable instead for our common stock (at an adjusted exercise price) upon the Reverse Recapitalization Transaction.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Michael Poirier	6/6/2020	-	1,000,000	5.13	6/5/2030
	9/22/2016	11,549	2,887	2.54	9/22/2026
	3/3/2015	22,142	-	2,54	3/2/2025
	8/2/2014	29,847	-	2.07	8/2/2024
	1/31/2014	22,142	-	2.07	1/31/2024

Amy Broidrick	12/7/2020	-	150,000	3.52	12/7/2030
	8/27/2020	-	50,000	4.70	8/27/2030

Christopher Lotz	6/6/2020	-	600,000	5.13	6/5/2030
	9/22/2016	2,834	709	2.54	9/22/2026
	3/3/2015	22,142	-	2.54	3/2/2025
	8/2/2014	29,847	-	2.07	8/2/2024
	1/31/2014	22,142	-	2.07	1/31/2024

Shishir Sinha	6/6/2020	-	500,000	5.13	6/5/2030
	8/21/2014	26,570	-	2.07	8/21/2024
	1/31/2014	8,857	-	2.07	1/31/2024

Wajdi Abdul-Ahad	6/6/2020	-	500,000	5.13	6/5/2030
	3/3/2015	8,857	-	2.54	3/2/2025
	1/31/2014	7,971	-	2.07	1/31/2024

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Compensation of Directors

For the nine-months period ended December 31, 2020, our compensation for non-employee directors was at a rate of $40,000 cash per annum (from a June 1, 2020 effective date), plus 50,000 stock options (vesting over three years in equal annual installments, subject to continuation of service through such respective vesting dates). Board committee chairs received additional cash compensation at a rate of $10,000 per annum.

The following table sets forth the compensation paid to or accrued by our non-employee directors for the nine-months transition period ended December 31, 2020. No compensation was paid to or accrued by our non-employee directors for the first quarter of calendar 2020. The foregoing sentences, and the table below, do not include as “our” non-employee directors the persons who were non-employee directors of Ritter Pharmaceuticals, Inc. before the May 22, 2020 Reverse Recapitalization Transaction. (Although Ira Ritter was a director of Ritter Pharmaceuticals, Inc. before the May 22, 2020 Reverse Recapitalization Transaction, he was not a non-employee director of Ritter Pharmaceuticals, Inc.) Compensation paid to Michael Poirier and (in her employee capacity, after she became an employee) to Amy Broidrick is presented as part of the “Summary Compensation Table” above, rather than here. Our employee directors do not receive compensation for their service as directors.

Name of Director	Fees Earned and Paid in Cash ($)	Option Awards(1) ($)	All other compensation ($)	Total ($)
Amy Broidrick	11,068	185,890	-	196,958
Richard David	34,167	203,171	-	237,338
Sidney Emery, Jr.	3,425	139,226	-	142,651
Matthew Korenberg	23.333	203,171	-	232,338
Kurt Kruger	29,167	203,171	-	237,338
Ira Ritter	-	203,171	46,667	249,838

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during the nine-months transition period ending December 31, 2020, computed in accordance with ASC 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included in our 2020 Annual Report filed in March 2021. These amounts do not reflect the actual economic value that may be realized by the directors upon the exercise of the stock options or the sale of the common stock underlying such stock options.

For 2021, our compensation for non-employee directors will be at a rate of $35,000 cash per annum (effective from the date of the Annual Meeting). The Audit Committee chair will receive additional cash compensation at a rate of $15,000 per annum and the other Board committee chairs will receive additional cash compensation at a rate of $10,000 per annum; and each non-chair member of each Board committee will receive additional cash compensation at a rate of $7,500 per annum (Audit Committee) and $5,000 per annum (other Committees). We expect that our non-employee directors will also receive grants of stock options (cliff-vesting one year after the date of grant, subject to continuation of service through such vesting date).

Hedging or Offsetting Against Compensatory Securities

We have adopted a policy that our employees (including officers) and directors shall not purchase securities or other financial instruments, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation to, or held directly or indirectly by, those persons.

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REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to our audited financial statements for the nine-months transition period ended December 31, 2020. The Audit Committee oversees our financial reporting process on behalf of the board of directors.

The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the board of directors. The board of directors, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined under the applicable Nasdaq Marketplace Rules and under Section 10A(m)(3) of the Exchange Act. The Company has identified Matthew Korenberg as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K; this identification does not constitute a determination that other members of the Audit Committee would not also be able to qualify as an “audit committee financial expert.” The Audit Committee has sole authority to appoint and retain (subject to ratification by the Company’s stockholders), oversee, and terminate the Company’s independent registered public accounting firm, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent registered public accounting firm.

Our management has the primary responsibility for the preparation, presentation, and integrity of our financial statements and the accounting and reporting process, including the systems of internal controls and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.

Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

The Audit Committee’s responsibility is to independently monitor and review the financial reporting processes of the Company. However, the Audit Committee members are not professionals engaged in the practice of accounting or auditing, and must rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, although the Audit Committee members consult with and discuss these matters and their questions and concerns with management and our independent registered public accounting firm, the Audit Committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that our independent registered public accounting firm is in fact “independent.”

In this context, the Audit Committee holds meetings throughout the year to, among other things, facilitate and encourage communication among the Audit Committee, management, and our independent registered public accounting firm.

In fulfilling the Audit Committee’s oversight responsibilities, the Audit Committee members reviewed and discussed the audited financial statements for the nine-months transition period ended December 31, 2020, with our management and the independent registered public accounting firm.

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The Audit Committee also discussed with our independent registered public accounting firm matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management.

Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company’s board of directors that the Company’s audited financial statements be included in our Transition Report on Form 10-K for the nine-months period ended December 31, 2020, for filing with the SEC, and appointed Baker Tilly US, LLP as our independent registered public accounting firm for fiscal year 2021.

Kurt Kruger, Chair of the Audit Committee
Sidney Emery, Jr.
Matthew Korenberg

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

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PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, seven directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected. Properly submitted proxies will be voted “FOR” the election as directors of the seven persons named below, unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the board of directors.

Nominees for the Board of Directors

The board of directors has nominated Michael Poirier, Amy Broidrick, Richard David, Sidney Emery, Jr., Matthew Korenberg, Kurt Kruger and Ira Ritter for election as directors. Information regarding the business experience of each nominee and his or her service on boards of directors of other public companies may be found under the section of this proxy statement entitled “Board of Directors and Corporate Governance — The Board of Directors in General.”

Our board of directors has determined that, except for Michael Poirier and Amy Broidrick who are employees of the Company) and Ira Ritter, each director nominee qualifies as an “independent” director under Nasdaq’s continued listing requirements. The board of directors based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

Vote Required

The seven nominees for director who receive the highest number of votes “FOR” election by holders of our common stock and Series Alpha Preferred Stock (by voting power) that are entitled to vote at the Annual Meeting will be elected as directors, provided that a quorum is present. Unless otherwise instructed, the Named Proxies will vote properly executed proxies timely received “FOR” each of director nominees Michael Poirier, Amy Broidrick, Richard David, Sidney Emery, Jr., Matthew Korenberg, Kurt Kruger and Ira Ritter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF Michael Poirier, Amy Broidrick, Richard David, Sidney Emery, Jr., Matthew Korenberg, Kurt Kruger and Ira Ritter as directors.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Overview

Baker Tilly US, LLP currently serves as our registered public accounting firm, and that firm conducted the audit of our accounts for the nine-months transition period ended December 31, 2020; its predecessor firm Squar Milner LLP conducted the audit of our accounts for the twelve-months fiscal year ended March 31, 2020. The Audit Committee has appointed Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and the board of directors is asking stockholders to ratify that appointment. Appointment of our independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. Although the Sarbanes-Oxley Act of 2002, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent registered public accounting firm, the board of directors considers the appointment of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Baker Tilly US, LLP for ratification by stockholders as a matter of good corporate practice.

If a majority of votes cast on this matter are not cast in favor of the appointment of Baker Tilly US, LLP, the Audit Committee and the board of directors will reconsider the appointment of such firm as our independent registered public accounting firm. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

We expect that representatives of Baker Tilly US, LLP will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of our common stock and Series Alpha Preferred Stock (by voting power) represented at the Annual Meeting is required to ratify the appointment of Baker Tilly US, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Unless otherwise instructed, duly signed and returned proxies will be voted “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Baker Tilly US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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PROPOSAL 3

approval of an amendment to our 2020 STOCK INCENTIVE Plan

Overview

We are seeking stockholder approval to amend our 2020 Stock Incentive Plan (our “2020 Plan”) to increase the number of shares of our common stock reserved under our 2020 Plan by 3,500,000 shares, or from 4,057,157 shares to 7,557,157 shares. Our board of directors has approved the amendment to our 2020 Plan, subject to stockholder approval at the Annual Meeting.

Purpose of 2020 Plan

The purpose of our 2020 Plan is to provide us flexibility with respect to our ability to attract and retain the services of qualified employees, consultants and directors upon whose judgment, initiative and efforts the successful conduct and development of our business depends, and to provide additional incentives to such persons to devote their effort and skill to our advancement by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in its success and increased value.

Reasons for Requested Increase in Shares Reserved

As of December 31, 2020, we had an aggregate of 4,057,157 shares reserved for issuance under our 2020 Plan, and outstanding options to purchase 3,917,500 shares of our common stock under the 2020 Plan. During the period from January 1, 2021 through April 26, 2021, we issued additional options to purchase an additional 27,000 shares of our common stock under the 2020 Plan and options to purchase 4,500 shares were terminated, with the net result that an aggregate of only 117,157 shares remained available under the 2020 Plan.

Our board of directors believes it is in the best interests of our stockholders to seek an increase in the number of shares of our common stock reserved for issuance under our 2020 Plan so that we can continue to motivate and incentivize eligible employees, consultants and non-employee directors, fulfill the objectives of our compensation strategy and align the interests of plan participants with those of our stockholders.

Our board of directors also took into account the potential impact of the requested increase in the number of shares reserved for issuance under our 2020 Plan on our stockholders. For instance, our board of directors considered the amount of the share increase relative to both the (i) total number of shares of our common stock outstanding, as well as (ii) our fully-diluted shares outstanding. In light of the foregoing, our board of directors believes the additional share request to be appropriate and necessary to meet the objectives of our stock-based compensation program, and to be in the best interests of our stockholders.

We estimate that with this proposed increase, the shares authorized for issuance under our 2020 Plan would be sufficient to grant awards for at least three years. However, our actual share usage is dependent on a number of important variables, including the future trading price of our common stock, our hiring and promotion activity, our ongoing need to retain and motivate employees, and market practices within our industry and geographic region. As a result, the (increased) share reserve under our 2020 Plan could last for a longer or shorter period of time than we currently expect.

Description of our 2020 Plan

The material terms of our 2020 Plan, as amended, are outlined below. This summary is qualified in its entirety by reference to the complete text of our 2020 Plan, as amended. You are urged to read the actual text of our 2020 Plan, as amended, which is appended to this proxy statement and incorporated herein by reference.

Authorized Shares. We have reserved an aggregate of 4,057,157 shares of our common stock for issuance under the 2020 Plan. The number of shares is subject to adjustment in the event of any recapitalization, stock split, reclassification, stock dividend or other change in our capitalization. In addition, the following shares of our common stock will be available for grant and issuance under the 2020 Plan:

●	shares subject to stock options or stock appreciation rights (“SARs”), granted under the 2020 Plan that cease to be subject to the stock option or SAR for any reason other than exercise of the stock option or SAR;

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●	shares subject to awards granted under the 2020 Plan that are subsequently forfeited or repurchased by us at the original issue price;

●	shares subject to awards granted under the 2020 Plan that otherwise terminate without shares being issued;

●	shares surrendered, cancelled, or exchanged for cash or a different award (or combination thereof); and

●	shares subject to awards under the 2020 Plan that are used to pay the exercise price of an award or withheld to satisfy the tax withholding obligations related to any award.

Plan Administration. The 2020 Plan will be administered by our Compensation Committee or by our board of directors acting in place of our Compensation Committee. Our Compensation Committee will have the authority to construe and interpret the 2020 Plan, grant awards and make all other determinations necessary or advisable for the administration of the 2020 Plan.

Awards and Eligible Participants. The 2020 Plan authorizes the award of stock options, stock appreciation rights, restricted stock unit, performance awards and stock bonuses. The 2020 Plan provides for the grant of awards to our employees, directors, consultants and independent contractor service providers, subject to certain exceptions. No non-employee director may be granted awards under the 2020 Plan in any calendar year that, taken together with any cash fees paid by us to such non-employee director during such calendar year, exceed $5,000,000 (calculating the value of any award based on the grant date fair value determined in accordance with GAAP). No more than 98,000,000 shares of our common stock will be issued under the 2020 Plan pursuant to the exercise of incentive stock options.

Stock Options. The 2020 Plan permits us to grant incentive stock options and non-qualified stock options. The exercise price of stock options will be determined by our Compensation Committee, and may not be less than 100% of the fair market value of our common stock on the date of grant. Our Compensation Committee has the authority to reprice any outstanding stock option (by reducing the exercise price, or canceling the stock option in exchange for cash or another equity award) under the 2020 Plan without the approval of our stockholders. Stock options may vest based on the passage of time or the achievement of performance conditions in the discretion of our compensation committee. Our Compensation Committee may provide for stock options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of stock options granted under the 2020 Plan is 10 years.

Stock Appreciation Rights. SARs provide for a payment to the holder, in cash or shares of our common stock, based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price on the date of grant, up to a maximum amount of cash or number of shares. SARs may vest based on the passage of time or the achievement of performance conditions in the discretion of our Compensation Committee. Our Compensation Committee has the authority to reprice any outstanding SAR (by reducing the exercise price, or canceling the SAR in exchange for cash or another equity award) under the 2020 Plan without the approval of our stockholders.

Restricted Stock Awards. A restricted stock award represents the issuance to the holder of shares of our common stock, subject to the forfeiture of those shares in the event of failure to achieve certain performance conditions or termination of employment. The purchase price, if any, for the shares will be determined by our Compensation Committee. Unless otherwise determined by the administrator at the time of award, vesting will cease on the date the holder no longer provides services to us and unvested shares will be forfeited to us or can be repurchased by us.

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Restricted Stock Units. Restricted stock units (“RSUs”) represent the right on the part of the holder to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right in the event of failure to achieve certain performance conditions or termination of employment. If a RSU has not been forfeited, then, on the specified date, we will deliver to the holder of the RSU shares of our common stock, cash or a combination of cash and shares of our common stock, as previously determined by the Compensation Committee at the time of the award.

Performance Awards. Performance awards cover a number of shares of our common stock that may be settled upon achievement of performance conditions as provided in the 2020 Plan in cash or by issuance of the underlying common stock. These awards are subject to forfeiture before settlement in the event of failure to achieve certain performance conditions or termination of employment.

Stock Bonuses. Stock bonuses may be granted as additional compensation for past or future service or performance and, therefore, no payment will be required from a participant for any shares awarded under a stock bonus. Unless otherwise determined by our Compensation Committee at the time of award, vesting will cease on the date the holder no longer provides services to us and unvested shares will be forfeited to us.

Change-in-Control. If we are party to a merger or consolidation, sale of all or substantially all our assets or similar change-in-control transaction, outstanding awards, including any vesting provisions, may be assumed or substituted by the successor company. In the alternative, the successor company may issue, in place of outstanding shares held by a 2020 Plan participant, substantially similar shares or other property subject to repurchase obligations no less favorable to the participant. Outstanding awards that are not assumed, substituted or cashed out will accelerate in full and expire immediately before the transaction, and awards will be exercisable for a period of time determined by the administrator.

Amendment; Termination. The 2020 Plan will terminate 10 years from April 8, 2020, unless it is terminated earlier by our board of directors. Our board of directors may amend, suspend or terminate the 2020 Plan at any time, subject to compliance with applicable law.

Federal Income Tax Summary. The following is a brief summary of the principal federal income tax consequences to us and to an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) (a “Participant”) of awards that may be granted under the 2020 Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the 2020 Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that awards under the 2020 Plan are made.

A Participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option. At the time the participant exercises a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and we will then be entitled to a corresponding deduction.

A Participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her options or a portion thereof. Instead, he or she will be taxed at the time he or she sells the common stock purchased pursuant to the option. The Participant will be taxed on the excess of the amount for which he or she sells the stock over the price he or she had paid for the stock. If the Participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her upon exercise, the gain will be capital gain and we will not get a corresponding deduction. If the Participant sells the stock at a gain prior to that time, the difference between the amount the Participant paid for the stock and the lesser of the fair market value on the date of the exercise or the amount for which the stock is sold, will be taxed as ordinary income and we will be entitled to a corresponding deduction. If the Participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

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A Participant generally will not recognize income upon the grant of a stock appreciation right or a restricted stock unit. At the time a Participant receives shares or cash payment under any such award, he or she generally will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received, less any amount paid for the stock, and we will then be entitled to a corresponding deduction. Upon a subsequent sale of the shares received under the stock appreciation right or restricted stock unit, if any, the difference between the amount realized on the sale and the Participant’s tax basis (the amount previously included in income) is generally taxable as a capital gain or loss, which will be short-term or long-term depending on the Participant’s holding time of such shares.

The taxation of restricted stock is dependent on the actions taken by the Participant. Generally, absent an election to be taxed currently under Section 83(b) of the Code, or an 83(b) election, there will be no federal income tax consequences to the Participant upon the grant of a restricted stock award. At the lapse of the restrictions or satisfaction of the conditions on the restricted stock, the Participant will recognize ordinary income equal to the fair market value of our common stock at that time. If the Participant makes an 83(b) election within 30 days of the date of grant, he or she will recognize ordinary income equal to the fair market value of our common stock at the time of grant, determined without regard to the applicable restrictions. If an 83(b) election is made, no additional income will be recognized by the Participant upon the lapse of the restrictions or satisfaction of the conditions on the restricted stock award. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Participant, at the same time as the ordinary income is recognized by the Participant. Upon a subsequent sale of the formerly restricted stock, the difference between the amount realized on the sale and the Participant’s tax basis (the amount previously included in income) is generally taxable as a capital gain or loss, which will be short-term or long-term depending on the Participant’s holding time of such shares.

The tax consequences to Participants who receive performance-based awards depend on the particular type of award issued. Our ability to take a deduction for such awards similarly depends on the terms of the awards and the limitations of Section 162(m) of the Code, if applicable. Section 162(m) of the Code currently imposes a $1 million limit on the amount that a public company may deduct for compensation paid to an employee who is chief executive officer, chief financial officer, or another “covered employee” (as defined by Section 162(m)), or was such an employee beginning in any year after 2017. The Compensation Committee retains the discretion to establish the compensation paid or intended to be paid or awarded to the executive officers as the Compensation Committee may determine is in the best interest of us and our stockholders, and without regard to any limitation provided in Section 162(m). This discretion is an important feature of the Compensation Committee’s compensation practices because it provides the Compensation Committee with sufficient flexibility to respond to specific circumstances facing us.

Required Vote

The approval of the amendment to our 2020 Plan requires the affirmative vote of a majority of the votes cast by the shares of our common stock and Series Alpha Preferred Stock (by voting power) present in person or represented by proxy at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the result of the vote. If no contrary indication is made, duly signed and returned proxies will be voted for the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE amendMENT TO our 2020 Plan to increase the number of shares of our Common Stock reserved under our 2020 Plan by 3,500,000 shares, or from 4,057,157 shares to 7,557,157 shares.

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PROPOSAL 4

“SAY-ON-PAY”: approval, on a non-binding, advisory basis, OF the compensation of our named executive officers

Overview

We are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers, or a “say on pay” proposal, as described in greater detail below.

Summary

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “2010 Act”), our stockholders are entitled to vote at the Annual Meeting on a proposal to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Pursuant to the 2010 Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our board of directors or on its compensation committee.

The primary objective of our executive compensation program is to compensate fairly our executive officers in a manner that will attract and retain talented executives with the skills needed to manage a demanding business, while creating long-term value for our stockholders. When designing our executive compensation program for 2021, the Compensation Committee considered a number of factors, including peer group and market survey data and our business objectives.

During the nine-months period ended December 31, 2020 and the year ended March 31, 2020, we sought to begin a transition from private-company executive compensation practices and principles to those more representative of comparable publicly-traded biotechnology companies. We propose to confirm this transition with our 2021 executive compensation program.

A summary of the “cash” compensation rates which have been established for our named executive officers for 2021 (effective from May 1, 2021) is as follows:

Michael Poirier - $575,000 annual salary rate plus 55% target bonus opportunity.

Amy Broidrick - $400,000 annual salary rate plus 45% target bonus opportunity.

Christopher Lotz - $300,000 annual salary rate plus 35% target bonus opportunity.

Shishir Sinha - $297,000 annual salary rate plus 35% target bonus opportunity.

Wajdi Abdul-Ahad - $258,000 annual salary rate plus 30% target bonus opportunity.

In addition, if the stockholders approve the amendment of our 2020 Plan to increase the number of shares of our common stock reserved under the 2020 Plan by 3,500,000 shares (Proposal 3), we expect to grant additional stock options to our executive officers in 2021 and future years. The size of such grants has not been determined. We believe stock options are a key component of our overall executive compensation program, because they work to align our executives’ interests more closely with those of stockholders generally,

For additional information about our executive compensation program, please refer to the section of this proxy statement entitled “Executive and Director Compensation” and the related compensation tables, notes and narrative discussion.

The compensation committee and the board of directors believe that our executive compensation program is reasonable, competitive and aligned with our performance and the performance of our executives, and works to align our executives’ interests with the interests of the stockholders.

Our board of directors unanimously recommends that stockholders vote FOR the approval, on an advisory basis, of the compensation of the named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

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Proposal; Recommendation of the Board of Directors

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. Accordingly, our board of directors unanimously recommends that stockholders vote FOR the approval of the following resolution at the Annual Meeting:

“RESOLVED, that the Qualigen Therapeutics, Inc. stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as described in the “Executive and Director Compensation” (including the related compensation tables, notes and narrative discussion) in the proxy statement for the Qualigen Therapeutics, Inc. 2021 Annual Meeting of Stockholders.”

Effect of Proposal

The resolution above reflects a non-binding, advisory proposal. The approval or disapproval of this proposal by stockholders will not require our board of directors or its compensation committee to take any action regarding our executive compensation practices. The final determination of the compensation of our executive officers remains with our board of directors and its compensation committee. Our board of directors and compensation committee, however, value the opinions of our stockholders as expressed through their votes, as well as through other communications with us. Although the resolution is non-binding, our board of directors and compensation committee will carefully consider the outcome of this advisory vote, as well as stockholder opinions received from other communications, when making future executive compensation decisions.

Vote Required

The approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the “Executive and Director Compensation” section of this proxy statement requires the affirmative vote of majority of the votes cast by the shares of our common stock and Series Alpha Preferred Stock (by voting power) present in person or represented by proxy at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the result of the vote. If no contrary indication is made, duly signed and returned proxies will be voted for the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 5

“SAY-ON-FREQUENCY”: approval, on a non-binding, advisory basis, OF the frequency of future stockholder advisory votes to approve the compensation of our named executive officers

Overview

In accordance with applicable SEC rules, we are providing our stockholders with the opportunity to indicate their preference, on a non-binding basis regarding how frequently we should solicit an advisory vote on the compensation of our named executive officers. Accordingly, we are seeking an advisory vote from our stockholders on how often we should submit a “say on pay” proposal, such as provided for in Proposal 4, to our stockholders.

You may cast your vote for one of the following options as to the frequency with which we should submit a “say on pay” proposal to our stockholders: every “One Year,” “Two Years” or “Three Years.” Alternatively, you can choose to abstain from voting when you vote in response to the resolution set forth below.

Summary

Our board of directors believes that the “say on pay” advisory vote should be submitted to our stockholders annually, and therefore recommends that you vote for a “One Year” interval. In determining to recommend that stockholders vote for a frequency of once every year, the board of directors considered that it is valuable to have the stockholders’ timely input on this topic on a regular basis, and that a one-year frequency could also enable stockholders to observe and timely evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of prior advisory votes on executive compensation.

Proposal; Recommendation of the Board of Directors

We are asking our stockholders to vote for a frequency of every “One Year” with respect to the following resolution at the Annual Meeting:

“RESOLVED, that the Qualigen Therapeutics, Inc. stockholders determine, on a non-binding, advisory basis, that the frequency with which Qualigen Therapeutics, Inc. should submit to the stockholders an advisory vote on the compensation of Qualigen Therapeutics, Inc.’s named executive officers, is: every [one year, two years, or three years].”

Effect of Proposal

The advisory approval of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers is non-binding. The outcome of this vote will not require our board of directors to take any action regarding the frequency of future advisory votes to approve the compensation of our named executive officers. However, our board of directors values the opinions of our stockholders and will take into consideration the outcome of the vote when considering the frequency of future votes to approve the compensation of our named executive officers.

Vote Required

The option (every “One Year,” “Two Years” or “Three Years”), if any, that receives the affirmative vote of a majority of the outstanding shares of our common stock and Series Alpha Preferred Stock (by voting power) present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting will be deemed to be the frequency preferred by our stockholders. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the result of the vote. If no contrary indication is made, duly signed and returned proxies will be voted for every “One Year.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A FREQUENCY OF EVERY “ONE YEAR” WITH RESPECT TO THE approval, on a non-binding, advisory basis, OF the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.

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OTHER MATTERS

The board of directors knows of no other matters other than those stated in this proxy statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

HOUSEHOLDING OF PROXY MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the proxy statement to any stockholder who contacts the Company’s Chief Financial Officer by writing to Qualigen Therapeutics, Inc., 2042 Corte Del Nogal, Carlsbad, California 92011, or by calling (760) 918-9165. If a stockholder is receiving multiple copies of this proxy statement at the stockholder’s household and would like to receive just a single copy of the proxy statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Chief Financial Officer to request mailing of a single copy of the proxy statement.

THE COMPANY’S WEBSITE

In addition to the information about the Company contained in this proxy statement, extensive information about the Company can be found on its website located at www.qualigeninc.com including information about its management team, products and services and its corporate governance practices. The content on our website is available for information purposes only, and should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this proxy statement.

THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE

Our principal executive office is located at 2042 Corte Del Nogal, Carlsbad, California 92011.

ANNUAL REPORT AND OTHER SEC FILINGS

Our 2020 Transition Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K are available on our corporate website www.qualigeninc.com under the “Investors” tab. These and other SEC filings, including this proxy statement, are also available on the SEC’s website at www.sec.gov. We will provide, without charge, to any person upon written request or telephone call a copy of any of our SEC filings. All such requests should be directed to our Chief Financial Officer, Qualigen Therapeutics, Inc., 2042 Corte Del Nogal, Carlsbad, California 92011, or by calling (760) 918-9165.

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ADDITIONAL QUESTIONS AND INFORMATION REGARDING

THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the Annual Meeting?

A:	Other than the five proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxies by our board of directors, Michael Poirier and Christopher Lotz (the “Named Proxies”), will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the Named Proxies will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The expenses of soliciting proxies will be paid by Qualigen. Following the original mailing of the soliciting materials, Qualigen and its agents may solicit proxies by mail, electronic mail, telephone, by other similar means or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail or otherwise. Following the original mailing of the soliciting materials, Qualigen will request brokerage firms, banks or other nominees to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur. We do not currently plan to retain a proxy solicitor to assist in the solicitation of proxies.

Q:	May I propose nominees for election to the board of directors at next year’s annual meeting of stockholders?

A:	Yes, our bylaws establish an advance notice procedure for stockholders to make nominations for the position of director at an annual meeting. Director nominee proposals for the 2022 Annual Meeting of Stockholders will not be considered timely unless such proposals are received by us no later than April 16, 2022 (the 90th day before the first anniversary of the Annual Meeting) and no earlier than March 17, 2022 (the 120th day before the first anniversary of the Annual Meeting) in accordance with our bylaws. Any proposal to nominate a director to our board of directors must set forth the information required by our bylaws.

Q:	May I propose other business proposals for consideration at next year’s annual meeting of stockholders?

A:	Yes, you may submit other business proposals for consideration at next year’s Annual Meeting of Stockholders. In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2022 Annual Meeting of Stockholders, it must be in such form as is required by the rules and regulations promulgated by the SEC and received by us not less than 120 calendar days before the first anniversary of the mailing date of the proxy materials for the Annual Meeting (or by February 1, 2022).

A business proposal submitted by a stockholder pursuant to our bylaws and outside of the process of Rule 14a-8 for the 2022 Annual Meeting of Stockholders will not be considered timely unless such proposal is received by us no later than April 16, 2022 (the 90th day before the first anniversary of the Annual Meeting) and no earlier than March 17, 2022 (the 120th day before the first anniversary of the Annual Meeting) in accordance with our bylaws. Any business proposal must set forth the information required by our bylaws. The proxy to be solicited on behalf of our board of directors for the 2022 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2022 Annual Meeting of Stockholders.

By Order of the Board of Directors

/s/ Michael S. Poirier
Michael S. Poirier
Chairman, Chief Executive Officer & President

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Appendix

QUALIGEN THERAPEUTICS, INC.

2020 STOCK INCENTIVE PLAN

As adopted by the Board of Directors on April 8, 2020 (and as thereafter amended)

ARTICLE 1

PURPOSES OF THE PLAN; TERM

1.1 Purposes. The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

1.2 Term. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate 10 years from the Effective Date.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, terms not otherwise defined herein will have the meanings indicated below:

2.1 “Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

2.2 “Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or Performance Awards.

2.3 “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means termination of Service because of (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate of the Company, the Participant’s conviction for or guilty plea to a felony or a crime involving moral turpitude or any willful perpetration by the Participant of a common law fraud; (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company; (c) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent, Subsidiary or Affiliate of the Company and the Participant regarding the terms of the Participant’s Service, including the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Officer, Director, Non-Employee Director or Consultant of the Company or a Parent, Subsidiary or Affiliate of the Company, other than as a result of having a Disability or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent, Subsidiary or Affiliate of the Company and the Participant; (d) Participant’s disregard of the policies of the Company or any Parent, Subsidiary or Affiliate of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate of the Company or (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of or is otherwise materially injurious to the Company or a Parent, Subsidiary or Affiliate of the Company. The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 13.11, and the term “Company” will be interpreted to include any Affiliate, Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 2.5.

2.6 “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

2.7 “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

2.8 “Committee” means the Board, the Compensation Committee of the Board or those persons to whom administration of the Plan or part of the Plan has been delegated as permitted by law.

2.9 “Company” means Qualigen Therapeutics, Inc. or any successor corporation.

2.10 “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

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2.11 “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this clause (a) (i) the acquisition of additional securities by any one Person who is considered to own more than 50% of the total voting power of the securities of the Company will not be considered a Corporate Transaction, and (ii) a Corporate Transaction shall not be deemed to occur on account of the acquisition of securities of the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, however, that for purposes of this clause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

2.12 “Director” means a member of the Board.

2.13 “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

2.14 “Effective Date” means the date of adoption of this Plan by the Board.

2.15 “Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.16 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.17 “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the exercise price of an outstanding Award is increased or reduced.

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2.18 “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

2.19 “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows: (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable or (c) if none of the foregoing is applicable, by the Board or the Committee in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code.

2.20 “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

2.21 “IRS” means the United States Internal Revenue Service.

2.22 “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

2.23 “Option” means an award of an option to purchase Shares pursuant to Article 4 or Article 10.

2.24 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.25 “Participant” means a person who holds an Award under this Plan.

2.26 “Performance Award” means cash or stock granted pursuant to Article 9 or Article 10.

2.27 “Performance Factors” means any performance factors selected by the Committee and specified in an Award Agreement, including, without limitation, the following factors, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied: (a) profit before tax; (b) billings; (c) revenue; (d) net revenue; (e) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings); (f) operating income; (g) operating margin; (h) operating profit; (i) controllable operating profit; (j) net operating profit; (k) net profit; (l) gross margin; (m) operating expenses or operating expenses as a percentage of revenue; (n) net income; (o) earnings per share; (p) total stockholder return; (q) market share; (r) return on assets or net assets; (s) the Company’s stock price; (t) growth in stockholder value relative to a pre-determined index; (u) return on equity; (v) return on invested capital; (w) cash flow (including free cash flow or operating cash flows); (x) cash conversion cycle; (y) economic value added; (z) individual confidential business objectives; (aa) contract awards or backlog; (bb) overhead or other expense reduction; (cc) credit rating; (dd) strategic plan development and implementation; (ee) succession plan development and implementation; (ff) improvement in workforce diversity; (gg) customer indicators; (hh) new product invention or innovation; (ii) attainment of research and development milestones; (jj) improvements in productivity; (kk) bookings; (ll) attainment of objective operating goals and employee metrics and (mm) any other metric that is capable of measurement as determined by the Committee. The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

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2.28 “Performance Period” means the period of service determined by the Committee during which years of service or performance is to be measured for the Award.

2.29 “Performance Share” means an Award granted pursuant to Article 9 or Article 10, the payment which is contingent upon achieving certain performance goals established by the
Committee.

2.30 “Performance Unit” means an Award granted pursuant to Article 9 or Article 10, the payment which is contingent upon achieving certain performance goals established by the
Committee.

2.31 “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

2.32 “Plan” means this Qualigen Therapeutics, Inc. 2020 Stock Incentive Plan.

2.33 “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

2.34 “Restricted Stock Award” means an award of Shares pursuant to Article 5 or Article 10 or issued pursuant to the early exercise of an Option.

2.35 “Restricted Stock Unit” means an Award granted pursuant to Article 8 or Article 10.

2.36 “SEC” means the United States Securities and Exchange Commission.

2.37 “Securities Act” means the United States Securities Act of 1933, as amended.

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2.38 “Service” means service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave; (b) military leave or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing Services immediately before such leave. An employee will have terminated employment as of the date he or she ceases provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor will not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.

2.39 “Shares” means shares of the Company’s Common Stock and the common stock of any successor entity.

2.40 “Stock Appreciation Right” means an Award granted pursuant to Article 7 or Article 10.

2.41 “Stock Bonus” means an Award granted pursuant to Article 6 or Article 10.

2.42 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.43 “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

2.44 “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

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ARTICLE 3

PLAN SHARES

3.1 Number of Shares Available. Subject to Section 3.5 and Article 12 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 101,428,918 Shares (equating to, after the May 22, 2020 reverse stock split, 4,057,157 Shares).

3.2 Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 3.2 will not include Shares subject to Awards that initially became available because of the substitution clause in Section 12.2 hereof.

3.3 Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

3.4 Limitations; Eligibility. No more than 98,000,000 Shares will be issued pursuant to the exercise of ISOs. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

3.5 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend) recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 3.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs; (c) the number of Shares subject to other outstanding Awards; (d) the maximum number of shares that may be issued as ISOs set forth in Section 3.4; and (e) the number of Shares that may be granted as Awards to Non-Employee Directors as set forth in Article 10, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws, provided that fractions of a Share will not be issued.

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ARTICLE 4

OPTIONS

4.1 Options. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option.

4.2 Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

4.3 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

4.4 Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of 10 years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

4.5 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that (a) the Exercise Price of an Option will be not less than 100% of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 13.1 and the Award Agreement and in accordance with any procedures established by the Company.

4.6 Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator) and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is before the date the Shares are issued, except as provided in Section 3.5. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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4.7 Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative or authorized assignee no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options. If the Participant is terminated for Cause, then Participant’s Options will expire on such Participant’s date of termination of Service or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

4.8 Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

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4.9 Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 4.9, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

4.10 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 13.8, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

4.11 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

ARTICLE 5

RESTRICTED STOCK AWARDS

5.1 Restricted Stock Awards. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

5.2 Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within 30 days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within 30 days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

5.3 Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 13.1, the Award Agreement and any procedures established by the Company.

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5.4 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Before the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

5.5 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 6

STOCK BONUS AWARDS

6.1 Stock Bonus Awards. A Stock Bonus Award is an award to an eligible Employee, Consultant or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

6.2 Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Before the grant of any Stock Bonus Award the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

6.3 Form of Payment to Participant. Payment may be made in the form of cash, whole Shares or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

6.4 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

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ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.

7.2 Terms of SARs. The Committee will determine the terms of each SAR, including: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value on the date of grant. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

7.3 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date; provided that no SAR will be exercisable after the expiration of 10 years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 4.7 also will apply to SARs.

7.4 Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

7.5 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

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ARTICLE 8

RESTRICTED STOCK UNITS

8.1 Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant or Director covering a number of Shares that may be settled in cash and/or by issuance of Shares (which may consist of Restricted Stock). All RSUs will be made pursuant to an Award Agreement.

8.2 Terms of RSUs. The Committee will determine the terms of an RSU including: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the amount (including any minimum amount), nature (which may include cash, Shares or a combination of both) and valuation of the consideration to be paid or distributed on settlement; (d) the effect of the Participant’s termination of Service on each RSU; and (e) such other terms as the Committee may determine. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

8.3 Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

8.4 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 9

PERFORMANCE AWARDS

9.1 Performance Awards. A Performance Award is an award to an eligible Employee, Consultant or Director of a cash bonus or an award of Performance Shares or Performance Units denominated in Shares that may be settled in cash or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards will be made pursuant to an Award Agreement.

9.2 Types of Performance Awards. Performance Awards will include Performance Shares, Performance Units, and cash-based Awards as set forth in Sections 9.2(a), 9.2(b), and 9.2(c) below.

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(a) Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares will consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee will determine in its sole discretion.

(b) Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.

(c) Cash Performance Awards. The Committee may also grant cash-based Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.

9.3 Terms of Performance Awards. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to Performance Awards; (c) the Performance Factors and Performance Period that will determine the time and extent to which each Performance Award will be settled; (d) the consideration to be distributed on settlement and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used and (z) determine the number of Shares deemed subject to the award of Performance Shares. Before settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

9.4 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 10

GRANTS TO NON-EMPLOYEE DIRECTORS

10.1 Grants To Non-Employee Directors. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Article 10 may be automatically made pursuant to policy adopted by the Board or made from time to time as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted to a Non-Employee Director pursuant to this Article 10 in any calendar year taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year, will not exceed $5,000,000 (calculating the value of any Award based on the grant date fair value of such Award for financial reporting purposes), provided, however, that this maximum number can later be increased by the Board effective for the calendar year next commencing thereafter without further stockholder approval.

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10.2 Eligibility. Awards pursuant to this Article 10 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Article 10.

10.3 Vesting, Exercisability and Settlement. Except as set forth in Article 12, Awards will vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

10.4 Election to receive Awards in Lieu of Cash. If permitted by the Committee, a Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards will be issued under the Plan. An election under this Section 10.4 will be filed with the Company on the form prescribed by the Company.

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ARTICLE 11

ADMINISTRATION OF THE PLAN

11.1 Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to: (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan; (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award; (c) select persons to receive Awards; (d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine; (e) determine the number of Shares or other consideration subject to Awards; (f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary; (g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of or as alternatives to other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company; (h) grant waivers of Plan or Award conditions; (i) determine the vesting, exercisability and payment of Awards; (j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement; (k) determine whether an Award has been earned; (l) institute any Exchange Program and determine the terms and conditions thereof; (m) reduce or waive any criteria with respect to Performance Factors; (n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships; (o) adopt terms and conditions, rules and procedures (including the adoption of any sub-plan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States; (p) to adopt or decline to adopt, amend or terminate any written plan described in Section 83(i)(2)(C)(i)(II) of the Code under which in a calendar year not less than 80 percent of all employees who provide services to the Company in the United States (or any possession of the United States) are granted stock options with the same rights and privileges to receive qualified stock within the meaning of Section 83(i)(2)(A) or to take or decline to take such other steps or actions as may be necessary to cause the Company to be an eligible corporation within the meaning of Section 83(i)(2)(C) with respect to any calendar year; (q) exercise negative discretion on Performance Awards, reducing or eliminating the amount to be paid to Participants; (r) make all other determinations necessary or advisable for the administration of this Plan and (s) delegate any of the foregoing to one or more officers, each of whom is also a Director, pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law, provided, however, that any such delegation may only be with respect to Participants who are not Insiders.

11.2 Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant. The Committee may delegate to one or more officers, each of whom is also a Director, the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.

11.3 Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). The Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges; (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management or (c) a change in accounting standards required by generally accepted accounting principles.

11.4 Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

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11.5 Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such sub-plans and/or modifications will be attached to this Plan as appendices); provided, however, that no such sub-plans and/or modifications will increase the share limitations contained in Section 3.1 or Section 3.4 hereof and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.

ARTICLE 12

CORPORATE TRANSACTIONS

12.1 Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, unless provided otherwise in an Award Agreement, such Awards will have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately before the Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. The Committee shall have the discretion to provide in each Award Agreement the terms and conditions applicable to such Award upon the occurrence of a Corporation Transaction. Awards need not be treated similarly in a Corporate Transaction and the terms and conditions in an Award Agreement shall have precedence over the provisions set forth in this Section 12.1.

12.2 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

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ARTICLE 13

MISCELLANEOUS

13.1 Payment For Share Purchases. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement): (a) by cancellation of indebtedness of the Company to the Participant; (b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled; (c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company; (d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan; (e) by any combination of the foregoing or (f) by any other method of payment as is permitted by applicable law.

13.2 Withholding Taxes. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or the applicable tax event occurs, the Company may require the Participant to remit to the Company or to the Parent or Subsidiary employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability legally due from the Participant before the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax or social insurance requirements or any other tax liability legally due from the Participant. Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by paying cash, electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value, delivering to the Company already-owned Shares having a Fair Market Value, or withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for such tax withholding obligations by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.

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13.3 Transferability. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by (i) the Participant or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees and (c) in the case of all awards except ISOs, by a Permitted Transferee.

13.4 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.

13.5 Restrictions on Shares. At the discretion of the Committee, any Award Agreement may provide that, in the event of Participant’s termination of Service, the Company, or its assignee, shall have the right, exercisable at the discretion of the Committee, to repurchase Shares acquired pursuant to an Award Agreement at any time on such terms as may be provided in the Award Agreement. The terms upon which such repurchase right shall be exercisable (including but not limited to the period and procedure for exercise and the timing and method of payment for the purchased Shares) shall be established by the Committee and set forth in the Award Agreement. At the discretion of the Committee, any Award Agreement may provide that, in the event of a proposed transfer of Shares acquired pursuant to an Award Agreement by the Participant, the transfer of any such Shares may be subject to rights of first refusal by the Company, as may be provided in the Award Agreement.

13.6 Certificates. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

13.7 Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

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13.8 Repricing; Exchange and Buyout of Awards. Without prior stockholder approval the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing) and (b) with the consent of the respective Participants (unless not required pursuant to Section 4.10), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

13.9 Deferrals. The Committee may determine that the delivery of Shares, payment of cash or a combination thereof upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made only in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Committee may provide for distributions while a Participant is providing Services to the Company or any Parent or Subsidiary.

13.10 Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan before: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

13.11 No Obligation To Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of or to continue any other relationship with the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.

13.12 Adoption and Stockholder Approval. This Plan will be subject to the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

13.13 Governing Law. This Plan and all Awards granted hereunder will be granted by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).

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13.14 Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted. No termination or amendment of the Plan will affect any then-outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation or rule.

13.15 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

13.16 Insider Trading Policy. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

13.17 All Awards Subject to Company Clawback or Recoupment Policy. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

13.18 Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

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QUALIGEN THERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS

July 15, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Qualigen Therapeutics, Inc., a Delaware corporation (the “Company”)

-	acknowledges receipt of Notice of the Annual Meeting of Stockholders and proxy statement, each dated June 1, 2021,
-	revokes all prior proxies,
-	appoints Michael Poirier and Christopher Lotz, or either of them, proxies for the undersigned to vote all shares of the Company which the undersigned both (a) held of record at the close of business on May 20, 2021 and (b) would be entitled to vote at the Annual Meeting of Stockholders to be held on July 15, 2021, and any postponement or adjournment thereof, and
-	instructs said proxies to vote as follows:

1. Election of directors:

Michael Poirier	[ ] FOR [ ] WITHHOLD AUTHORITY

Amy Broidrick	[ ] FOR [ ] WITHHOLD AUTHORITY

Richard David	[ ] FOR [ ] WITHHOLD AUTHORITY

Sidney Emery, Jr.	[ ] FOR [ ] WITHHOLD AUTHORITY

Matthew Korenberg	[ ] FOR [ ] WITHHOLD AUTHORITY

Kurt Kruger	[ ] FOR [ ] WITHHOLD AUTHORITY

Ira Ritter	[ ] FOR [ ] WITHHOLD AUTHORITY

2. To ratify the appointment of Baker Tilly US, LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2021:

[  ] FOR               [  ] AGAINST               [  ] ABSTAIN

3. To approve an amendment to our 2020 Stock Incentive Plan, to increase the number of shares of our common stock reserved under the 2020 Stock Incentive Plan by 3,500,000 shares, or from 4,057,157 shares to 7,557,157 shares.

[  ] FOR               [  ] AGAINST               [  ] ABSTAIN

4. To approve, on a non-binding, advisory basis, the compensation of our named executive officers.

[  ] FOR               [  ] AGAINST               [  ] ABSTAIN

5. To approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers

[  ] ONE YEAR             [  ] TWO YEARS            [  ] THREE YEARS            [  ] ABSTAIN

AND, in their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS SIGNED AND RETURNED AND NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SEVEN DIRECTOR NOMINEES, FOR PROPOSALS 2, 3 AND 4, AND FOR A FREQUENCY OF EVERY “ONE YEAR” WITH RESPECT TO PROPOSAL 5.

Dated this            day of            , 2021.

(Signature of Stockholder)

(Signature of Stockholder)

Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder must sign.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.